Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The Company typically provides for income taxes at a statutory rate of 35% adjusted for permanent differences expected to be realized, primarily statutory depletion, non-deductible stock compensation expenses and state income taxes. As a result of ceiling test write-downs, the Company has incurred a three-year cumulative loss. Because of the impact the cumulative loss had on the determination of the recoverability of deferred tax assets through future earnings, the Company assessed the realizability of its deferred tax assets based on the future reversals of existing deferred tax liabilities. The Company had a valuation allowance of $177.4 million as of December 31, 2016.
An analysis of the Company’s deferred tax assets and liabilities follows (amounts in thousands):

	December 31,
	2016	2015
Net operating loss carryforwards	$92,072	$51,519
Percentage depletion carryforward	9,372	10,592
Alternative minimum tax credits	784	784
Contributions carryforward and other	282	266
Temporary differences:
Oil and gas properties	27,992	62,786
Asset retirement obligation	13,620	15,831
Derivatives	1,767	(561)
Share-based compensation	1,870	2,291
Original issue discount on debt exchanges	29,646	—
Valuation allowance	(177,405)	(143,508)
Deferred tax asset (liability)	$—	$—

At December 31, 2016, the Company had approximately $260.1 million of operating loss carryforwards, of which $12.6 million relates to excess tax benefits with respect to share-based compensation that have not been recognized in the financial statements. If not utilized, approximately $6.9 million of such carryforwards would expire in 2025 and the remainder would expire by the year 2036. The Company has available for tax reporting purposes $26.8 million in statutory depletion deductions that may be carried forward indefinitely.
Income tax expense (benefit) for each of the years ended December 31, 2016, 2015 and 2014 was different than the amount computed using the Federal statutory rate (35%) for the following reasons (amounts in thousands):

	For the Year Ended December 31,
	2016	2015	2014
Amount computed using the statutory rate	$(31,623)	$(102,257)	$9,887
Increase (reduction) in taxes resulting from:
State & local taxes	(2,000)	(6,477)	904
Percentage depletion carryforward	(163)	(404)	(1,564)
Non-deductible stock option expense (1)	77	90	213
Share-based compensation (2)	707	1,317	90
Other	1,415	113	(643)
Change in valuation allowance	32,130	110,244	(11,828)
Income tax expense (benefit)	$543	$2,626	$(2,941)

(1)	Relates to compensation expense recognized on the vesting of Incentive Stock Options.

(2)	Relates to the write-off of deferred tax assets associated with share-based compensation that will not be deductible for tax purposes.